UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2010

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.                              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

TESSCO Technologies Incorporated (the “Company”) held its Annual Meeting of Shareholders on July 28, 2010, at its offices in Timonium, Maryland.  Of the 7,541,649 shares of common stock outstanding as of the record date for the Annual Meeting, 7,094,861 shares, or 94% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Three proposals were submitted to the shareholders and approved at the Annual Meeting.  The proposals are described in detail in the Definitive Proxy Statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission on June 16, 2010.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast “for” or “against” each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Election of Directors.  Each of Jay G. Baitler and Dennis J. Shaughnessy were elected to serve as a member of the Board of Directors of the Company (the “Board”) for a term expiring at the Annual Meeting of Shareholders to be held in 2013 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Jay G. Baitler	3,431,851	2,765,162	897,848
Dennis J. Shaughnessy	3,442,976	2,754,037	897,848

The term of office of each of Robert B. Barnhill, Jr., John D. Beletic, Benn R. Konsynski, Ph.D., Daniel Okrent and Morton F. Zifferer, Jr. continued following the meeting.

Ratify Independent Registered Public Accountants.  The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 27, 2011 was ratified, as follows:

FOR	5,858,522
AGAINST	1,234,218
ABSTAIN	2,121

Shareholder Proposal.  The shareholders voted to approve a shareholder proposal requesting that the Board of Directors declassify the Board and thereby submit all directors for election on an annual basis rather than staggering their individual elections to occur once every three years, as follows:

FOR	3,265,477
AGAINST	2,927,413
ABSTAIN	4,123
Broker Non-Votes	897,848

The Board of Directors of the Company has since directed the Nominating and Governance Committee of the Board of Directors to study the issue of declassification of the Board and to report to the Board accordingly.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

None.

(b)     Pro Forma Financial Information.

None.

(d)     Exhibits.

None.

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ David M. Young
David M. Young
Senior Vice President and Chief Financial Officer

Dated: July 30, 2010